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                                                                   Exhibit 23.3

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-66289 and No. 333-4412) and Form S-3 (No. 333-63745, No. 333-21505, No. 333-34247, and No. 333-39793) of IXYS Corporation of
our report dated May 10, 1999 as it appears on page 32 of this Annual Report on Form 10-K.

/s/ PricewaterhouseCoopers LLP
San Jose, California
July 7, 1999